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                                                                    EXHIBIT 10.9

              [LETTERHEAD OF RENAISSANCE ENERGY LTD APPEARS HERE]


April 16, 1997

VIA FAX
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Pinnacle Oil International Inc.
380 - 1090 West Georgia Street
Vancouver, British Columbia
V6E 3V7

ATTENTION: MR. R. DIRK STINSON
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Dear Sir:

Re: Prospect Generation Via SFD Tool
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Further to our recent discussions, this letter sets forth our understanding that
Pinnacle Oil International Inc. ("Pinnacle") will undertake to generate for Renaissance Energy Ltd. ("Renaissance"), 3 prospects in each of the Drumheller Area, Alberta and the Dollard Area, Saskatchawan (collectively, the "Prospects") using Pinnacle's SFD Tool in consideration of Renaissance entering into discussions with Pinnacle respecting an ongoing prospect generation arrangement. Renaissance shall have sole use and enjoyment of the Prospects and Pinnacle shall not be entitled to any compensation of any kind in respect of the Prospects whether or not such prospects are acted upon by Renaissance. Pinnacle shall at all times keep confidential all information respecting the Prospects.
If the foregoing sets out our understanding please sign both copies of this letter and return one to the undersigned at your earliest convenience. Thank you.


Yours truly,

RENAISSANCE ENERGY LTD.

/s/ Jeff S. Lebbert
Jeff S. Lebbert
Vice President, Land & Contracts

Pinnacle Oil International Inc. hereby accepts and agrees to the foregoing this ________ day of _______________, 1997.

PINNACLE INTERNATIONAL OIL INC.


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